Subsequent Events	6 Months Ended
Mar. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

21. Subsequent Events

On May 28, 2024, an agreement for a new syndicated credit facility consisting of a €375.0 million Euro denominated term loan facility, a $280.0 million USD denominated term loan facility, and a €225.0 million Euro denominated revolving credit facility was signed. This will replace the existing term loans and the ABL facility. The term loans had a carrying amount of €672.7 million as at March 31, 2024 and the ABL facility was not drawn as at March 31, 2024. The unamortized transaction costs as of March 31, 2024 amounted to €17.4 million.